6-1162-MDH-131                                     Exhibit 10.12
July 12, 1996


United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:  Letter Agreement No. 6-1162-MDH-131 to
          Purchase Agreement No. 1663
          [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
          WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
          A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement No. 1663 dated December 18, 1990 (the Purchase Agreement) between The Boeing Company (Boeing), and United Air Lines, Inc. (Buyer), relating to the sale by Boeing and the purchase by United (Buyer) of thirty-four
(34) Model 777-222 aircraft (hereinafter referred to as the Aircraft).

This letter when accepted by Buyer, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement. For purposes of this letter, the difference between the price adjustment due to economic fluctuations (escalation) charged to Buyer pursuant to Exhibit D [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

In consideration of Buyer's purchase of eighteen "B" Market Aircraft in substitution for the last eighteen 777 "A" Market Aircraft, and notwithstanding [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] All credit memoranda issued pursuant to this Letter Agreement can be used for any Boeing goods and services including purchase of Aircraft.


United Air Lines, Inc.
6-1162-MDH-131  Page 2


Boeing acknowledges on or about May 15, 1995 and July 12, 1995
Boeing delivered to Buyer certain [*CONFIDENTIAL MATERIAL OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /s/ M. O. Hurt
   --------------
Its Attorney in Fact

ACCEPTED AND AGREED TO this
Date: July 12, 1996

UNITED AIR LINES, INC

By /s/ Douglas A. Hacker
   ---------------------
Its Senior Vice President and
    Chief Financial Officer